                                                                 EXHIBIT 10.127

                          SECURITIES PURCHASE AGREEMENT

                                     between

                           RENAISSANCE COSMETICS, INC.

                                       and

                           BASTION CAPITAL FUND, L.P.


                        ---------------------------------

                         Dated as of September 27, 1996

                                TABLE OF CONTENTS

                                                                                                          PAGE



ARTICLE I  DEFINITIONS...................................................................................   1
         Section 1.1.      Definitions...................................................................   1
         Section 1.2.      Accounting Terms; Financial Statements........................................   5

ARTICLE II  ISSUE OF SECURITIES; PURCHASE AND SALE OF
                  SECURITIES; RIGHTS OF HOLDERS OF SECURITIES............................................   5
         Section 2.1.      Issue of Securities...........................................................   5
         Section 2.2.      Purchase and Sale of Securities...............................................   6

ARTICLE III  REPRESENTATIONS AND WARRANTIES..............................................................   6
         Section 3.1.      Representations and Warranties of the Company.................................   6
         Section 3.2.      Representations and Warranties of the Purchaser...............................  14

ARTICLE IV  CONDITIONS PRECEDENT TO CLOSING.............................................................   16
         Section 4.1.      Conditions Precedent to Obligations of the Purchaser.........................   16
         Section 4.2.      Conditions Precedent to Obligations of the Company...........................   18

ARTICLE V  COVENANTS....................................................................................   19
         Section 5.1.      Use of Proceeds..............................................................   19
         Section 5.2.      Adjustments..................................................................   19
         Section 5.3.      Stockholders Agreement.......................................................   20
         Section 5.4.      Board Representation.........................................................   20

ARTICLE VI  INDEMNITY...................................................................................   21
         Section 6.1.      Indemnity....................................................................   21
         Section 6.2.      Contribution.................................................................   23
         Section 6.3.      Common Stock Registration Rights Agreements..................................   24

ARTICLE VII  MISCELLANEOUS..............................................................................   24
         Section 7.1.      Survival of Provisions.......................................................   24
         Section 7.2.      Termination..................................................................   24
         Section 7.3.      No Waiver; Modifications in Writing..........................................   25
         Section 7.4.      Communications...............................................................   25
         Section 7.5.      Taxes........................................................................   26
         Section 7.6.      Determinations...............................................................   26


                                TABLE OF CONTENTS

                                                                                                          PAGE
         Section 7.7.      Execution in Counterparts....................................................   26
         Section 7.8.      Binding Effect; Assignment...................................................   26
         Section 7.9.      GOVERNING LAW................................................................   26
         Section 7.10.     Severability of Provisions...................................................   26
         Section 7.11.     Headings.....................................................................   27

Signature Page .........................................................................................   27

Exhibit 1         Form of Common Stock Registration Rights Agreement
Exhibit 2         Form of Opinion of Company Counsel

                  SECURITIES PURCHASE AGREEMENT, dated as of September __, 1996 (this "Agreement"), between Renaissance Cosmetics, Inc., a Delaware corporation (the "Company"), and Bastion Capital Fund, L.P., a Delaware limited partnership (the "Purchaser").

                  In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1. Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

                  "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

                  "Affiliate" of any specified Person means any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

                  "Agreement" means this Agreement, as the same may be amended, supplemented or modified in accordance with the terms hereof and in effect.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by law to close.

                  "Closing" has the meaning provided therefor in Section 2.2 of this Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Act.

                  "Common Stock" means the Common Stock of the Company, par value $0.01 per share.

                  "Common Stock Registration Rights Agreement" means the Common Stock Registration Rights Agreement substantially in the form of Exhibit 1 hereto.

                  "Company" has the meaning provided therefor in the introductory paragraph of this Agreement.

                  "Default" means any event, act or condition which, with notice or lapse of time or both, would constitute an Event of Default.

                  "ERISA" has the meaning provided therefor in Section 3.1 of this Agreement.

                  "Event of Default" means any event defined as an Event of Default in the Indenture.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

                  "Indemnified Parties" has the meaning provided therefor in
Section 6.1(b) of this Agreement.

                  "Indemnifying Parties" has the meaning provided therefor in
Section 6.1(b) of this Agreement.

                  "Indenture" means the indenture under which the Notes were issued.

                  "Lien" means, with respect to any property or assets of any Person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including without limitation, any Capitalized Lease Obligation (as defined in the Indenture), conditional sales, or other title retention agreement having substantially the same economic effect as any of the foregoing).

                  "Material Adverse Effect" means, with respect to the Company and its Subsidiaries, a material adverse effect on the business, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole; provided that, with respect to the Company and the Material Subsidiaries, "Material Adverse Effect" shall also mean a material adverse effect on the ability of the Company or the Material Subsidiaries to perform their respective obligations under this Agreement and the Common Stock Registration Rights Agreement.

                  "Material Subsidiaries" means Cosmar Corporation, a Delaware corporation, and Dana Perfumes Corp., a Delaware corporation.

                  "Memorandum" has the meaning provided therefor in Section 2.1 of this Agreement.

                  "Nomura Facility" means the Note Purchase Agreement, dated as of December 21, 1994, as amended, among the Company, Cosmar Corporation and Nomura Holding America Inc., as purchaser, relating to the $40,000,000 variable rate Senior Secured Revolving Notes due 1996 and the $30,000,000 variable rate Senior Secured Term Notes due 1996, as such agreement may be amended, modified or supplemented from time to time.

                  "Notes" means the 13 3/4% Senior Notes Due 2001, Series B and the 13 3/4 Senior Notes due 2002 of the Company issued under the Indenture.

                  "Old Warrant Agreement" means the Warrant Agreement dated as of August 18, 1994, between the Company and American Bank National Association, as Warrant Agent.

                  "Pending Acquisitions" means the acquisition (or attempted acquisition) by the Company, directly and indirectly, of (i) The MEM Company, and (ii) any other business or part of a business that is in the line of business conducted by the Company on the date hereof and any related line of business.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or other legal entity.

                  "Preemptive Right Opinion" shall mean a letter from Houlihan Lokey Howard & Zukin that indicates a "Current Market Price" (as defined in the Old Warrant Agreement) of no greater than $96.23 per share of Common Stock.

                  "Proceeding" has the meaning provided therefor in Section 6.1(b) of this Agreement.

                  "Purchaser" has the meaning provided therefor in the introductory paragraph of this Agreement.

                  "Securities" has the meaning provided therefor in Section 2.1 of this Agreement.

                  "State" means each of the states of the United States, the District of Columbia and the Commonwealth of Puerto Rico.

                  "State Commission" means any agency of any State having jurisdiction to enforce such State's securities laws.

                  "Stockholders Agreement" means the Stockholders Agreement dated August 18, 1994 between the Company and each of the individuals or entities which are parties thereto.

                  "Subsidiaries" means of any specified Person, any corporation, partnership, joint venture, association or other business entity, whether now existing or hereafter organized or acquired, (i) in the case of a corporation, of which more than 50% of the total voting power of the capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof is held by such first-named Person or any of its Subsidiaries; or (ii) in the case of a partnership, joint venture, association or other business entity, with respect to which such first-named Person or any of its Subsidiaries has the power to direct or cause the direction of the management and policies of such entity by contract or otherwise or if in accordance with generally accepted accounting principles such entity is consolidated with the first-named Person for financial statement purposes.

                  "Taxes" has the meaning provided therefor in Section 3.1(q) of this Agreement.

                  "Time of Purchase" has the meaning provided therefor in
Section 2.2 of this Agreement.

                  Section 1.2. Accounting Terms; Financial Statements. All accounting terms used herein not expressly defined in this Agreement shall have the respective meanings given to them in accordance with sound accounting practice. The term "sound accounting practice" shall mean such accounting practice as, in the opinion of the independent accountants regularly retained by the Company, conforms at the time to generally accepted accounting principles in the United States applied on a consistent basis except for changes with which such accountants concur. All determinations to which accounting principles apply shall be made in accordance with sound accounting practice.

                                   ARTICLE II

                    ISSUE OF SECURITIES; PURCHASE AND SALE OF
                   SECURITIES; RIGHTS OF HOLDERS OF SECURITIES

                  Section 2.1. Issue of Securities. The Company has authorized the issuance and sale to the Purchaser of 51,959 shares (the "Securities") of Common Stock. The Securities will be offered and sold to the Purchaser without being registered under the Act, in reliance on exemptions therefrom.

                  In connection with the sale of the Securities, the Company has provided the Purchaser with an Offering Memorandum dated August 7, 1996, as supplemented by the Supplement to Offering Memorandum dated August 13, 1996, the Second Supplement to Offering Memorandum dated August 27, 1996, the Third Supplement to Offering Memorandum, dated September 11, 1996, and the Fourth Supplement to Offering Memorandum dated September 25, 1996 (such Offering Memorandum, as so supplemented, together with any documents incorporated by reference therein, being hereinafter referred to as the "Memorandum").

                  Section 2.2. Purchase and Sale of Securities. Subject to the terms and conditions herein set forth, the Company agrees that it will sell to the Purchaser, and the Purchaser agrees that it will purchase from the Company, at the Time of Purchase the Securities and the Company shall issue and deliver or cause to be delivered to the Purchaser stock certificates representing the Securities, and the Purchaser shall deliver by wire transfer of immediately available funds $5,000,000 to the Company.

                  The purchase and sale of the Securities shall take place at a closing (the "Closing") at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019, on September 27, 1996 immediately following the sale by the Company to CIBC Wood Gundy Securities Corp. of 10,000 Units (as defined in the Memorandum) consisting of $10,000,000 aggregate liquidation preference of 14% Senior Redeemable Preferred Stock, Series B (the "Preferred Stock") and Warrants to purchase shares of Common Stock (the "Unit Sale"). The time at which the Closing is concluded is herein called the "Time of Purchase."

                  The Company will bear all expenses of shipping the Securities (including, without limitation, insurance expenses) from New York City to such other places within the United States of America or Canada as the Purchaser shall specify. Any tax on the issuance of the Securities will be paid by the Company at the Time of Purchase pursuant to Section 7.5.

                  Section 2.3. Rights of Holders of Securities. The holders of the Securities shall have such rights with respect to the registration thereof under the Act as are set forth in the Common Stock Registration Rights Agreement.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  Section 3.1. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

                  (a) The Memorandum as supplemented and provided to the Purchaser at the Time of Purchase will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (b) The audited consolidated financial statements of the Company and its Subsidiaries, together with related notes and schedules thereto, included in the Memorandum fairly present in all material respects the financial condition of the Company and its Subsidiaries as of the dates indicated and the results of operations and cash flows for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein); and any pro forma financial statements and the related notes thereto included in the Memorandum have been prepared using reasonable assumptions and in accordance with the applicable requirements of the Act and include all adjustments necessary to present fairly in all material respects the pro forma financial information included in the Memorandum as at the respective dates and for the respective periods indicated. Deloitte & Touche LLP and Windes & McClaughry, which are reporting upon the audited financial statements and schedules included in the Memorandum, are independent public accounting firms as required by the Act and the rules and regulations thereunder.

                  (c) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Company's Subsidiaries is a corporation duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of the Company and its Subsidiaries is duly qualified and in good standing as a foreign corporation, and is authorized to do business, in each jurisdiction in which the ownership or leasing of any property or the nature of its business makes such qualification necessary and in which the failure so to qualify would have a Material Adverse Effect.

                  (d) All of the issued and outstanding shares of capital stock of the Company and its Subsidiaries are validly issued, fully paid and nonassessable and were not issued in violation of any preemptive or similar rights (subject to preemptive rights as described in the Memorandum). As of the date hereof, the Company has no material Subsidiaries other than the Material Subsidiaries and those Subsidiaries listed on Schedule 3.1(d) hereto. All of the capital stock of the Material Subsidiaries is owned directly or indirectly by the Company, free and clear of any Liens other than

         Liens created under the Indenture or securing the Nomura Facility. Except as described in the Memorandum, there are no outstanding subscriptions, options, warrants, rights, convertible securities or other binding agreements or commitments of any character obligating the Company or its Subsidiaries to issue any securities. Except as described in the Memorandum, no Person other than the Purchaser, CIBC Wood Gundy Securities Corp. ("CIBC"), and purchasers of the Units from CIBC and CIBC WG Argosy Fund 2 L.L.C. ("CIBC Fund"), has any rights to the registration of capital stock or other securities of the Company, under the Act or otherwise. Except for the Stockholders Agreement, the Common Stock Subscription Agreement dated August 15, 1996, between the Company and the CIBC Fund, the Company's Restated Certificate of Incorporation or as disclosed in the Memorandum, there is no agreement, understanding or arrangement among the Company or its Subsidiaries and its or their respective stockholders or any other person relating to the ownership or disposition of any capital stock in the Company or any of its Subsidiaries, the election of directors of the Company or any of its Subsidiaries or the governance of the Company's or any such Subsidiary's affairs; and no such agreements, arrangements or understandings will be breached or violated as a result of the execution and delivery of, or the consummation of the transactions contemplated by, this Agreement or the Common Stock Registration Rights Agreement.

                  (e) The Securities have been duly and validly authorized and, upon payment by the Purchaser in accordance with this Agreement, will be fully paid and non-assessable and free of preemptive rights. The Securities will not be subject to any restrictions on the transfer thereof except for such restrictions set forth herein, in the Stockholders Agreement and under the Act.

                  (f) This Agreement has been duly authorized by the Company and, when executed and delivered by the Company (assuming the due authorization, execution and delivery by the Purchaser), will constitute a valid and legally binding agreement of the Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generally, (ii) general equitable principles, whether asserted in an action at law or in equity, and that such enforceability may be subject to the discretion of the court before which any proceedings therefor may be brought and (iii) rights to indemnity or contribution may be limited by federal or state securities laws or the public policy underlying such laws.

                  (g) The Common Stock Registration Rights Agreement has been duly authorized by the Company and, when executed and delivered by the Company (assuming the due authorization, execution and delivery by the Purchaser), will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (ii) general equitable principles, whether asserted in an action at law or in equity, and that such enforceability may be subject to the discretion of the court before which any proceedings therefor may be brought.


                  (h) The Company has all requisite corporate power and authority to (i) execute, deliver and perform its obligations under this Agreement and the Common Stock Registration Rights Agreement, (ii) execute, deliver and perform its obligations under all other agreements and instruments required to be executed and delivered by the Company pursuant to this Agreement and the Common Stock Registration Rights Agreement and (iii) issue the Securities in the manner and for the purpose contemplated by this Agreement. The execution and delivery by the Company of this Agreement, the Common Stock Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Company.

                  (i) Subsequent to the date as of which information is given in the Memorandum and immediately prior to the Time of Purchase there has not been (i) any event or condition that has had or that would reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, (ii) any transaction entered into by the Company or any Subsidiary, other than in the ordinary course of business, that is material to the Company and its Subsidiaries, taken as a whole, or (iii) any dividend or distribution of any kind declared, paid or made by the Company on its Common Stock that has not been approved by the Purchaser in writing.

                  (j) There is no action, suit, investigation or proceeding, governmental or otherwise, pending or, to the best knowledge of the Company, threatened to which the Company or any of its Subsidiaries is or would be a party or of which the properties of the Company or its Subsidiaries are or may be subject, that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance and sale of the Securities by the Company or any of the other transactions contemplated hereby, (ii) questions the legality or validity of any such transactions or seeks to recover damages or obtain other relief in connection with any such transactions or (iii) except as disclosed in the Memorandum, could reasonably be expected to have a Material Adverse Effect.

                  (k) The execution, delivery and performance by the Company of this Agreement and the Common Stock Registration Rights Agreement, and the issuance and sale by the Company of the Securities, and the execution, delivery and performance by the Company of all other agreements and instruments required to be executed and delivered by the Company pursuant hereto or thereto and compliance by the Company with the terms and provisions hereof and thereof, do not and will not (i) violate any provision of any law, rule or regulation (including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, decree, determination or award presently in effect or in effect at the Time of Purchase having applicability to the Company or any of its Subsidiaries, (ii) conflict with or result in a breach of or constitute a default under the certificate of incorporation or by-laws of the Company or any of the Subsidiaries, or, as of the Time of Purchase any indenture or loan or credit agreement, or any other agreement or instrument, to which the Company or any of its Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties may be bound or affected, or (iii) except as contemplated by this Agreement and the Common Stock Registration Rights Agreement, result in, or require the creation or imposition of, any Lien upon or with respect to any of the properties now owned or hereafter acquired by the Company or any of the Subsidiaries, except, in the case of (i), (ii) or (iii), where such violation, conflict, default or creation or imposition of any Lien would not (individually or in the aggregate) have a Material Adverse Effect.

                  (l) Immediately after giving effect to the consummation of the transactions contemplated by this Agreement, neither the Company nor any of its Subsidiaries (i) will be in violation of its respective certificate of incorporation or by-laws, (ii) will be in default (nor will an event occur which with notice or passage of time or both would constitute such a default) under or in violation of any indenture or loan or credit agreement or any other material agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, (iii) will be in violation of any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters or (iv) will have violated or be in violation of any such statute, rule or regulation of any governmental authority, which default or violation in the case of clause (i), (ii), (iii) or (iv) (individually or in the aggregate) could reasonably be expected to (x) affect the legality, validity or enforceability of this Agreement or the Common Stock Registration Rights Agreement or (y) have a Material Adverse Effect.

                  (m) Assuming the accuracy of the Purchaser's representations and warranties set forth in Section 3.2 and the due performance by the Purchaser of the covenants and agreements set forth in Section 3.2, no authorization, consent, approval, license, qualification or formal exemption from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority or any securities exchange is required in connection with the execution, delivery or performance by the Company or any of its Subsidiaries (to the extent they are a party thereto) of this Agreement or the Common Stock Registration Rights Agreement, except (i) as may be required under state securities or "blue sky" laws or the laws of any foreign jurisdiction in connection with the offer and sale of the Securities or
         (ii) as would not (individually or in the aggregate) have a Material Adverse Effect. All such authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations which are required to have been obtained or made as of the Time of Purchase have been obtained or made and are in full force and effect and not the subject of any pending or, to the knowledge of the Company, threatened attack by appeal or direct proceeding or otherwise.

                  (n) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the Company will not be immediately after the Time of Purchase an "investment company" within the meaning of such Investment Company Act.
                  (o) The execution and delivery of this Agreement and the Common Stock Registration Rights Agreement will not involve any non-exempt prohibited transaction within the meaning of Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code on the part of the Company or any of its Subsidiaries. The preceding representation is made in reliance upon, and subject to the continuing accuracy of, the representation made in Section 3.2(b) as to the Purchaser. The Company does not and, at and as of the Time of Purchase, the Company does not reasonably expect to have any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to ERISA and which is required to be funded, to which the Company makes or ever has made a contribution and in which any employee of the Company is or has ever been a participant. With respect to such plans, the Company is and, at and as of the Time of Purchase, the Company will be in compliance in all material respects with all applicable provisions of ERISA.

                  (p) The Company and each of its Subsidiaries have good and valid title to, or valid and enforceable leasehold interests in, all properties and assets identified in the Memorandum as owned by each of them which are material to the business of the Company and its Subsidiaries, taken as a whole, free and clear of all Liens, except (i) such Liens as are described in the Memorandum or (ii) Liens created in the ordinary course of business which are Permitted Liens (as defined in the Indenture). All of the leases material to the business of the Company and the Subsidiaries, taken as a whole, and under which the Company or any Subsidiary holds properties described in the Memorandum, are valid and binding as leased by them, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company and its Subsidiaries.

                  (q) All tax returns required to be filed by the Company or any of its Subsidiaries in any jurisdiction (including foreign jurisdictions) have been so filed and all taxes, assessments, fees and other charges including, without limitation, withholding taxes, penalties, and interest ("Taxes") due or claimed to be due have been paid, other than those Taxes being contested in good faith and those Taxes for which adequate reserves or accruals have been established in accordance with generally accepted accounting principles, except where the failure to file such returns or to pay such Taxes is not reasonably likely to have, singly or in the aggregate, a Material Adverse Effect. Except as disclosed in writing to the Purchaser, the Company knows of no actual or proposed additional tax assessments for any fiscal period against the Company or any of its Subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect.

                  (r) The Company and its Subsidiaries are the owners or licensees of all trade names, unregistered trademarks and service marks, brand names, patents, registered and unregistered copyrights, registered trademarks and service marks, and all applications for any of the foregoing, and all permits, grants and licenses or other rights with respect thereto, the absence of which would have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has been charged with any material infringement of any intangible property of the character described above or been notified or advised of any material claim of any other Person relating to any of the intangible property which infringements or claims (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect.

                  (s) Except as set forth in the Memorandum, the Company and its Subsidiaries comply in all material respects with all laws, rules and regulations applicable to the Company and each such Subsidiary, and the Company and its Subsidiaries own or possess and are operating in compliance in all material respects with the terms, provisions, conditions, restrictions and limitations contained in all licenses, franchises, approvals, certificates and permits from all Federal, state, territorial, foreign and local governmental and regulatory authorities which are necessary to own or lease their respective properties and assets and to the conduct of their respective businesses (other than such laws, rules, regulations, licenses, franchises, approvals, certificates or permits that are immaterial in scope or application to the Company and its Subsidiaries, taken as a whole), including, without limitation, licenses, franchises and approvals from the United States Food and Drug Administration and the United States Federal Trade Commission, except where the failure to comply with any of the foregoing would not have a Material Adverse Effect. Except as otherwise set forth in the Exchange Act Filings, there are no citations or notices of forfeiture or other proceedings pending or, to the best knowledge of the Company, threatened or any basis therefor, which would lead to the revocation, termination, suspension or non-renewal of any such license, franchise, approval, certificate or permit the result of which could reasonably be expected to have a Material Adverse Effect. Except as otherwise set forth in the Memorandum, there are no restrictions or limitations contained in any applicable license, franchise, approval, certificate or permit, or, to the best knowledge of the Company, threatened or proposed in any pending or contemplated hearing, proceeding or procedure, that could reasonably be expected to have a Material Adverse Effect.

                  (t) Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Act of the Securities or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Securities (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

                  (u) Assuming the accuracy of the Purchaser's representations and warranties set forth in Section 3.2 hereof and the due performance by the Purchaser of the covenants and agreements set forth in Section
         3.2 hereof, the sale of the Securities to the Purchaser in the manner contemplated by this Agreement does not require registration under the Act.

                  (v) The Company and its Subsidiaries have complied with all provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida Statutes and all regulations promulgated thereunder relating to issuers doing business with the Government of Cuba or with any person or any affiliate located in Cuba.

                  The Purchaser acknowledges that the Company is not making any representation or warranty to the Purchaser in connection with the sale of the Securities and the transactions contemplated hereby except as specifically set forth in this Section 3.1.

                  Section 3.2. Representations and Warranties of the Purchaser.
(a) The Purchaser is acquiring the Securities for its own account and not with a view toward the resale or distribution thereof in violation of the Act or any other applicable law. The

Purchaser understands that it must bear the economic risk of its investment for an indefinite period of time because the Securities are not registered under the Securities Act, or any applicable state securities laws, and may not be resold unless subsequently registered under the Act and such other laws or unless an exemption from such registration requirements is available. The Purchaser hereby agrees that it will not pledge, transfer, convey or otherwise dispose of any of the Securities, except in a transaction that is in compliance with applicable securities laws. The Purchaser has had opportunities to ask questions of, and receive answers from, officers and other representatives of the Company with respect to the business and financial condition of the Company, to obtain such additional information concerning the Company as the Purchaser has deemed relevant in connection with its investment decision and such information as the Purchaser has deemed necessary to verify such information. The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Act. The Purchaser acknowledges that each certificate representing the Securities delivered at the Closing shall, if appropriate, bear a legend to the effect that such Securities have not been registered under the Act or any state securities laws and may not be transferred except in compliance with terms of the Act and such state securities laws, or pursuant to an exemption therefrom, and all other agreements to which such Securities are subject (including, without limitation, the Stockholders Agreement).

                  (b) If the Purchaser is an insurance company it also represents that no part of the funds to be used to purchase the Securities constitutes or is deemed to constitute assets of an employee benefit plan (as such term is defined below). If the Purchaser is not an insurance company it also represents that no part of the funds to be used to purchase the Securities constitutes assets of any employee benefit plan, except as otherwise disclosed in writing to the Company on or prior to the date of the Closing. As used in this Section 3.2(b), the term "employee benefit plan" shall have the meaning assigned to such term in Section 3 of ERISA. The Purchaser shall not transfer the Securities to any Person that does not provide to the Company prior to such transfer a representation and warranty to the foregoing effect. The Company shall not be required to give effect to any transfer made in violation of the preceding sentence.

                  (c) The Purchaser also represents and warrants to the Company that (i) it has received and reviewed the Memorandum; (ii) it has authorized the purchase of the Securities; (iii) the purchase of Securities does not violate its charter, by-laws, certificate of limited partnership, agreement of limited partnership, other organizational documents or any law or regulation to which it is subject and (iv) no approval or consent of, or notice to or filing with, any Person is necessary in connection with the execution, delivery or performance by the Purchaser of the transactions contemplated by this Agreement.

                  (d) This Agreement has been duly authorized by the Purchaser and, when executed and delivered by the Purchaser (assuming the due authorization, execution and delivery by the Company), will constitute a valid and legally binding agreement of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generally, (ii) general equitable principles whether asserted in an action at law or in equity, and that such enforceability may be subject to the discretion of the court before which any proceedings therefor may be brought and
(iii) rights to indemnity or contribution may be limited by federal or state securities laws or the public policy underlying such laws.

                                   ARTICLE IV

                         CONDITIONS PRECEDENT TO CLOSING

                  Section 4.1. Conditions Precedent to Obligations of the Purchaser. The obligation of the Purchaser to purchase the Securities to be purchased by it hereunder is subject, at the Time of Purchase, to the satisfaction of the following conditions:

                  (a) The Purchaser shall have received an opinion, addressed to it in form and substance reasonably satisfactory to the Purchaser and dated the Time of Purchase of John R. Jackson, Esq., general counsel to the Company, and of Paul, Weiss, Rifkind, Wharton & Garrison, special counsel to the Company, substantially in the form of Exhibit 2 hereto. In rendering such opinions in accordance with Section 4.1(a), each such counsel may rely as to factual matters upon certificates or other documents furnished by officers and directors of the Company and representations of the Purchaser and by government officials, and upon such other documents as such counsel deem appropriate as a basis for their opinion. Each such counsel may specify the jurisdictions in which it is admitted to practice and that it is not admitted to practice in any other jurisdiction and is not an expert in the law of any other jurisdiction.

                  (b) The representations and warranties made by the Company herein shall be true and correct in all material respects (except for changes expressly provided for in this Agreement) on and as of the Time of Purchase with the same effect as though such representations and warranties had been made on and as of the Time of Purchase except for representations and warranties expressly made as of an earlier date, which need only be true and correct in all material respects as of such earlier date and the Company shall have complied in all material respects with all of its agreements as set forth in this Agreement and in the Common Stock Registration Rights Agreement, as the case may be, required to be performed by it at or prior to the Time of Purchase.

                  (c) Subsequent to the date of the Memorandum, (i) there shall not have been any change, or any development involving a prospective change, which has affected or may affect materially and adversely the businesses or properties or the financial condition or the results of operations of the Company and the Subsidiaries, taken as a whole (it being understood that the failure to consummate any of the Pending Acquisitions alone shall not be deemed to constitute such a change); and (ii) except for the Pending Acquisitions, the Company and the Subsidiaries shall have conducted their respective businesses only in the ordinary course.

                  (d) At the Time of Purchase and after giving effect to the consummation of the transactions contemplated by this Agreement and the Common Stock Registration Rights Agreement, there shall exist no Default or Event of Default.

                  (e) As to the Purchaser, the purchase of and payment for the Securities (i) shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation (including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System), (ii) shall not subject the Purchaser to any penalty, or in its reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental regulation (provided, however, that such regulation, law or onerous condition was not in effect at the date of this Agreement), and (iii) shall be permitted by the laws and regulations of the jurisdictions to which it is subject.

                  (f) At the Time of Purchase, the Purchaser shall have received a certificate dated the Time of Purchase from the Company stating that the conditions specified in

         Sections 4.1(b), (c) and (d) have been satisfied or duly waived at the Time of Purchase.

                  (g) The Common Stock Registration Rights Agreement shall be substantially in the form attached hereto or described herein and the Common Stock Registration Rights Agreement and the Stockholder's Agreement shall have been executed and delivered by all the respective parties thereto and shall be in full force and effect.

                  (h) The Time of Purchase shall not be later than 5:00 P.M., New York City time, on October 4, 1996, subject to extension if the Purchaser agrees to extend the Time of Purchase upon request to do so by the Company.

                  (i) All proceedings taken in connection with the issuance of the Securities and the transactions contemplated by this Agreement, the Common Stock Registration Rights Agreement and all documents and papers relating thereto shall be reasonably satisfactory to the Purchaser. The Purchaser shall have received copies of such papers and documents as they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to them.

                  (j) The Preemptive Right Opinion shall have been received by the Company.

                  (k) On or before the Time of Purchase, the Purchaser shall have received such further documents, opinions, certificates and schedules or other instruments relating to the business, corporate, legal and financial affairs of the Company and its Subsidiaries as it may reasonably request.

                  Section 4.2. Conditions Precedent to Obligations of the Company. The obligations of the Company to issue and sell the Securities pursuant to this Agreement are subject, at the Time of Purchase, to the satisfaction of the following conditions:

                  (a) The representations and warranties made by the Purchaser herein shall be true and correct in all material respects at and as of the Time of Purchase with the same effect as though such representations and warranties had been made on and as of the Time of Purchase.

                  (b) The issuance or sale of the Securities by the Company (i) shall not be enjoined under the laws of any jurisdiction to which the Company is subject (temporarily or permanently) at the Time of Purchase, (ii) shall not subject the Company to any penalty, or in its reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental regulation (provided, however, that such regulation, law or onerous condition was not in effect at the date of this Agreement), and (iii) shall be permitted by the laws and regulations of the jurisdictions to which it is subject.

                  (c) The Common Stock Registration Rights Agreement shall be satisfactory in form and substance to the Company and shall have been executed and delivered by all respective parties thereto and shall be in full force and effect and counsel to the Company shall have received a copy of such document duly executed by such parties.

                  (d) The Preemptive Right Opinion shall have been received by the Company in a form and substance acceptable to it.

                  (e) The Unit Sale shall have occurred immediately prior to the Time of Purchase.



                                    ARTICLE V

                                    COVENANTS

                  Section 5.1. Use of Proceeds. The Company will use the proceeds from the issuance and sale of the Securities for general corporate purposes.

                  Section 5.2. Adjustments. If the Company at any time prior to the Time of Purchase shall, by subdivision, stock dividend, stock split, combination, reclassification or modification of terms of securities or otherwise, change the Securities into the same or a different number of securities of any class or classes, the Purchaser shall thereafter be entitled to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the Securities immediately prior to such subdivision, stock dividend, stock split, combination, reclassification or other change. If the shares of

Common Stock are subdivided or combined into a greater or smaller number of shares, the number of shares issuable hereunder shall be appropriately adjusted by the ratio which the total number of such shares to be outstanding immediately after such event bears to the total number of such shares outstanding immediately prior to such event. The Company hereby agrees to provide to the Purchaser notice of any such adjustment promptly after the occurrence thereof. No adjustment shall be made hereunder if such adjustment would reduce the purchase price to an amount below the par value of the Common Stock on the date of this Agreement.

                  Section 5.3. Stockholders Agreement. The Purchaser agrees that
(a) the Securities will be subject to the terms of the Stockholders Agreement which, among other things, restricts the transfer of the Securities and subjects the Securities to certain "drag- along" rights, (b) the certificates representing the Securities will bear the legends required by the Stockholders Agreement and (c) upon amendment to the Stockholders Agreement it will execute a joinder agreement to the Stockholders Agreement in form and substance reasonably satisfactory to the Company.

                  Section 5.4. Board Representation. The Company agrees that it shall include one person selected by the Purchaser in its nominations for the Company's Board of Directors, and shall use all reasonable commercial efforts to cause the election of such person; provided that, this agreement by the Company shall terminate and be of no force and effect if the Purchaser ceases to own [75%] of (i) the shares of Common Stock purchased hereby and (ii) the Units purchased by it pursuant to the Memorandum immediately prior to the Time of Purchase. The Purchaser's right hereby to designate a person for nomination to the Company's Board of Directors is personal to the Purchaser and nontransferable. The Company's obligation hereby shall be deemed satisfied if the holders of the Preferred Stock and the 14% Senior Redeemable Preferred Stock, Series C, acting together as a single series and class, select the Purchaser's nominee for director on the Company's Board of Directors in accordance with Section 5 of the Certificate of Designation for such preferred stock and the Company shall have included such nominee in its nominations and shall have used all reasonable commercial efforts to cause the election of such nominee.

                                   ARTICLE VI

                                    INDEMNITY

                  Section 6.1. Indemnity.

                  (a) Indemnification by the Company. The Company agrees and covenants to hold harmless and indemnify the Purchaser and each person, if any, who controls the Purchaser within the meaning of Section 20 of the Exchange Act from and against any losses, claims, damages, liabilities and expenses (including expenses of investigation) to which the Purchaser or such controlling person may become subject (i) arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Memorandum (as updated and amended and delivered to the Purchaser) and any amendments or supplements thereto (as updated and amended and delivered to the Purchaser) or arising out of or based upon the omission or alleged omission to state in the Memorandum (as updated and amended and delivered to the Purchaser) a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) arising out of, based upon or in any way related or attributed to claims, actions or proceedings relating to this Agreement or the subject matter of this Agreement and resulting from any breach of any representation, warranty, covenant or agreement of the Company or any of the Material Subsidiaries contained in this Agreement or (iii) arising in any manner out of or in connection with such Person being a Purchaser of the Securities and relating to any action taken or omitted to be taken by the Company or any of the Material Subsidiaries in violation of this Agreement; provided, however, that the Company shall not be liable under this paragraph (a) for any amounts paid in settlement of claims without its written consent, which consent shall not be unreasonably withheld, or to the extent that it is finally judicially determined that such losses, claims, damages or liabilities arose primarily out of the gross negligence, willful misconduct or bad faith of the Purchaser or such indemnified person. The Company further agrees to reimburse the Purchaser for any reasonable legal and other expenses as they are incurred by it in connection with investigating, preparing to defend or defending any lawsuits, claims or other proceedings or investigations arising in any manner out of or in connection with such Person being a Purchaser; provided that if the Company reimburses the Purchaser hereunder for any expenses incurred in connection with a lawsuit, claim or other proceeding for which indemnification is sought, the Purchaser hereby agrees to refund such reimbursement of expenses to the extent it is finally judicially determined that the losses, claims, damages or liabilities arising out of or in connection with such lawsuit, claim or other proceedings arose primarily out of the gross negligence, willful misconduct or bad faith of the Purchaser or such indemnified person or from a violation by the Purchaser of legal requirements applicable to the Purchaser solely because of its character as a particular type of regulated institution. The Company further agrees that the indemnification, contribution and reimbursement commitments set forth in this Article VI shall apply whether or not the Purchaser is a formal party to any such lawsuits, claims or other proceedings. Notwithstanding the foregoing, the Company shall not be liable to a party seeking indemnification under the foregoing provisions of this paragraph
(a) to the extent that any such losses, claims, damages, liabilities or expenses arise out of or are based upon an untrue statement or omission made in any of the documents referred to in this paragraph (a) in reliance upon and in conformity with the information relating to the party seeking indemnification furnished in writing by such party for inclusion therein. The indemnity, contribution and expense reimbursement obligations of the Company under this
Article VI shall be in addition to any liability the Company may otherwise have.

                  (b) Procedure. If any Person shall be entitled to indemnity hereunder (the "Indemnified Parties"), such Indemnified Party shall give prompt notice confirmed in writing to the party or parties from which such indemnity is sought (the "Indemnifying Parties") of the commencement of any proceeding (a "Proceeding") with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the failure so to notify the Indemnifying Parties shall not relieve the Indemnifying Parties from any obligation or liability except to the extent that the Indemnifying Parties have been prejudiced materially by such failure. The Indemnifying Parties shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such Proceeding, to assume, at the Indemnifying Parties' expense, the defense of any such Proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party or parties (if more than one such Indemnified Party is named in any Proceeding) shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or parties unless: (1) the Indemnifying Parties agree to pay such fees and expenses; or (2) the Indemnifying Parties fail promptly to assume the defense of such Proceeding or fail to employ counsel reasonably satisfactory to such Indemnified Party or parties; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party or Parties and the Indemnifying Party or an Affiliate of the Indemnifying Party and such Indemnified Parties, and the Indemnifying Parties shall have been advised in writing by outside counsel that there may be one or more material defenses available to such Indemnified Party or parties that are different from or additional to those available to the Indemnifying Parties, in which case, if such Indemnified Party or parties notifies the Indemnifying Parties in writing that it elects to employ separate counsel at the expense of the Indemnifying Parties, the Indemnifying Parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Parties, it being understood, however, that, unless there exists a conflict among Indemnified Parties, the Indemnifying Parties shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel, if any) at any time for such Indemnified Party or parties, or for fees and expenses that are not reasonable. No Indemnified Party or parties will settle any Proceedings without the written consent of the Indemnifying Party or parties (but such consent will not be unreasonably withheld).

                  Section 6.2. Contribution. If for any reason the indemnification provided for in Section 6.1 of this Agreement is unavailable to an Indemnified Party, or insufficient to hold it harmless, in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other, but also the relative fault of the Indemnifying and Indemnified Parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Indemnifying and Indemnified Parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying or Indemnified Parties and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any reasonable legal or other fees or expenses incurred by such party in connection with investigating or defending any such claim.

                  The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to the immediately preceding paragraph were determined by any method of allocation which does not take into account the equitable considerations referred to in such paragraph. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any Person.

                  Section 6.3. Common Stock Registration Rights Agreements. Notwithstanding anything to the contrary in this Article VI, the indemnification and contribution provisions of the Common Stock Registration Rights Agreement shall govern any claim with respect thereto.



                                   ARTICLE VII

                                  MISCELLANEOUS

                  Section 7.1. Survival of Provisions. The representations, warranties and covenants of the Company and the Purchaser made herein, the indemnity and contribution agreements contained herein and each of the provisions of Articles V, VI and VII shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Company, the Purchaser or any Indemnified Party, (b) acceptance of any of the Securities and payment therefor or (c) except as otherwise provided herein, disposition of the Securities by the Purchaser whether by redemption, exchange, sale or otherwise. The respective agreements, covenants, indemnities and other statements set forth in Article VI and Section 7.6 shall remain in full force and effect regardless of any termination or cancellation of this Agreement.

                  Section 7.2. Termination. This Agreement may be terminated (as to the party electing to so terminate it) at any time prior to the Time of
Purchase:

                  (a) by the Company if any of the conditions specified in
         Section 4.2 of this Agreement have not been met or waived by the Company pursuant to the terms of this Agreement;

                  (b) by the Purchaser if any of the conditions specified in
         Section 4.1 of this Agreement have not been met or waived pursuant to the terms of this Agreement by October 4, 1996.

                  (c) Termination of this Agreement pursuant to this Section 7.2 shall be without liability of any party to any other party except as provided in Section 7.1 hereof.

                  Section 7.3. No Waiver; Modifications in Writing. No failure or delay on the part of the Company or the Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Purchaser at law or in equity or otherwise. No waiver of or consent to any departure by the Company from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Purchaser. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

                  Section 7.4. Communications. All notices, demands and other communications provided for hereunder shall be in writing and, (a) if to the Purchaser, shall be given by registered or certified mail, return receipt requested, telex, telegram, telecopy, courier service or personal delivery, addressed to Bastion Capital Fund, L.P., Suite 2960, 1999 Avenue of Stars, Los Angeles, CA 90067, Attention: Guillermo Bron or to such other address as the Purchaser may designate to the Company in writing, with a copy to Skadden, Arps, Slate, Meagher & Flom, 300 S. Grand Avenue, Los Angeles, CA 90071, Attention:
Edward E. Gonzalez, Esq., and (b) if to the Company, shall be given by similar means to Renaissance Cosmetics, Inc., 955 Massachusetts Avenue, Cambridge, Massachusetts 02139, Attention: President or to such other address as the Company may designate to the Purchaser in writing, with copies to Renaissance Cosmetics, Inc., 635 Madison Avenue, New York, New York 10022, Attention: John
R. Jackson, Esq., General Counsel, and Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York

10019, Attention: Paul D. Ginsberg, Esq.. In each case notices, demands and other communications shall be deemed given when received.

                  Section 7.5. Taxes. The Company shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the Common Stock Registration Rights Agreement or the issuance of the Securities, and shall save and hold the Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes.

                  Section 7.6. Determinations. All determinations to be made by the Company or the Purchaser hereunder in its opinion or judgment or with its approval or otherwise shall be made by it in its sole discretion (except as expressly provided otherwise).

                  Section 7.7. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

                  Section 7.8. Binding Effect; Assignment. The rights and obligations of the Purchaser under this Agreement may not be assigned to any other Person except with the prior consent of the Company. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement, and their respective successors and assigns. This Agreement shall be binding upon the Company and the Purchaser, and their successors and assigns.

                  SECTION 7.9. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                  Section 7.10. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  Section 7.11. Headings. The Article and Section headings and Table of Contents used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

                          7.12 Entire Agreement. This Agreement, together with
the exhibits hereto, and the Stockholders' Agreement and are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits hereto, and the Stockholders Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  7.13 Expenses. Whether or not the transactions contemplated by this Agreement are consummated, the Company and the Purchaser shall each pay its own respective fees and expenses incurred by, or on behalf of, it, including, without limitation, all fees and expenses of its legal counsel.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                       RENAISSANCE COSMETICS, INC.


                                       By:______________________________
                                          Name:
                                          Title:


                                       BASTION CAPITAL FUND, L.P.


                                       By:_______________________________
                                          Name:
                                          Title:

                                SCHEDULE 3.1(d)

               HOUBIGANT (1995) LIMITED/HOUBIGANT (1995) LIMITEE

               DANA PERFUMES (CANADA) LTD.

               MARCAFIN S.A.

               PERFUMRES DANA DO BRAZIL, S.A.

               RENAISSANCE ACQUISITION, INC.

               GREAT AMERICAN COSMETICS, INC.